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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Netzee, Inc.'s previously filed Registration Statement on Form S-8 (File No. 333-30252).

ARTHUR ANDERSEN LLP

/s/ Arthur Andersen LLP

Atlanta, Georgia
March 30, 2001